Cancer Immunotherapies by design™ GALAXIES Lung-201 Update ESMO 2024

Forward-Looking Statements  This presentation contains forward-looking statements. Any statements that are not solely statements of historical fact are forward-looking statements. Words such as “believe,” “anticipate,” “plan,” “expect,” “will,” “may,” “intend,” “prepare,” “look,” “potential,” “possible” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include statements relating to the potential benefits of belrestotug and the potential differentiation of belrestotug + dostarlimab; belrestotug’s market opportunity; our plans and expected milestones, including having longer-term follow-up data from GALAXIES Lung-201 in 2025 and having data from the Phase 2 TIG-006 and GALAXIES H&N-202 in 2025; and our expectation to have cash runway through 2027. These forward-looking statements involve risks and uncertainties, many of which are beyond iTeos’ control. Actual results could materially differ from those stated or implied by these forward-looking statements as a result of such risks and uncertainties. Known risk factors include the following: success in preclinical testing and early clinical trials does not ensure that later clinical trials will be successful, and early results from a clinical trial do not necessarily predict final results; interim and early data may change as more patient data become available and are subject to audit and verification procedures; the data for our product candidates may not be sufficient for obtaining regulatory approval to move into later stage trials or to commercialize products; iTeos may encounter unanticipated costs or may expend cash more rapidly or more slowly than currently anticipated due to challenges and uncertainties inherent in product research and development and biologics manufacturing; iTeos may not be able to execute on its business plans, including meeting its expected or planned regulatory milestones and timelines, research and clinical development plans, and bringing its product candidates to market, for various reasons, some of which may be outside of iTeos’ control, including possible limitations of company financial and other resources, manufacturing limitations that may not be anticipated or resolved for in a timely manner, negative developments in the field of immuno-oncology, such as adverse events or disappointing results, including in connection with competitor therapies, and regulatory, court or agency decisions such as decisions by the United States Patent and Trademark Office with respect to patents that cover our product candidates; and those risks identified under the heading “Risk Factors” in iTeos’ Annual Report on Form 10-Q for the period ended June 30, 2024 filed with the Securities and Exchange Commission (SEC) as well as other SEC filings made by the Company which you are encouraged to review. Statements regarding the Company’s cash runway do not indicate when or if the Company may access the capital markets. Any of the foregoing risks could materially and adversely affect iTeos’ business, results of operations and the trading price of iTeos’ common stock. We caution investors not to place undue reliance on the forward-looking statements contained in this press release. iTeos does not undertake any obligation to publicly update its forward-looking statements other than as required by law.

Introduction Michel Detheux, PhD Chief Executive Officer & President

GALAXIES Lung-201 Follow-up Interim Analysis

Outcomes And Actions

Study Scope

- **Population:** Unresectable locally advanced/metastatic PD-L1 high 1L NSCLC
- **Primary Endpoint**: ORR[1] per RECIST 1.1 by investigator assessment
- **Follow-Up Interim Data**: Clinically meaningful anti-tumor activity by belrestotug + dostarlimab at all doses vs dostarlimab monotherapy

Key Observations

- Belrestotug + dostarlimab combinations observed clinically meaningful ORR of 63.3-76.7%, with cORR at ~60% for every dose
- >30% cORR difference between belrestotug + dostarlimab vs dostarlimab monotherapy
- Belrestotug + dostarlimab safety profile broadly consistent with known safety profile of checkpoint inhibitor combinations
- Numerically greater reduction of ctDNA associated with belrestotug 400mg and 100mg + dostarlimab cohorts

Next Steps

GALAXIES Lung-201:

Longer-term follow-up data in 2025

GALAXIES Lung-301:

Enrolling

1. Unconfirmed; NSCLC, non-small cell lung cancer; Q3W, every 3 weeks; ORR, objective response rate; coRR, confirmed objective response rate; RECIST, Response Evaluation Criteria in Solid Tumours; PFS, progression free survival; AE, adverse event

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Belrestotug: Designed to Enhance the Anti-Tumor Response through Activation of Multiple Immune Cells



Belrestotug
TIGIT
T Cell
CD112
CD155
CD226
Cancer Cell
TIGIT
CD112
CD155
CD226
NK Cell

1

Binding to TIGIT
Optimized affinity and potency to inhibit the suppressive function of TIGIT and to activate T cell and NK cell killing of tumor cells



Pro-inflammatory cytokines
FCγ R
DC
TIGIThigh Treg and exhausted T cells
Belrestotug
FCγ R
MACROPHAGE
FCγ R
Tumor cell Killing
NK cell

2

Binding to FcγR
Pro-inflammatory cytokine release and activation of antigen-presenting cells (DCs and macrophages)

Depletion of Tregs and exhausted T cells allows for enhanced anti-tumor response

DC, dendritic cell; NK, natural killer; Tregs, regulatory T cells

5

Belrestotug: The First And Only TIGIT to Demonstrate Robust Target Engagement

Unique Epitope Binding

High Affinity + Potency

First and only TIGIT with proven

Treg depletion at all doses[1]

Only TIGIT to Demonstrate Phase 1

Monotherapy Activity[1]



TIGIT+ Treg Depletion in Patients
100%
80%
0%
20-30%2
Mild Treg depletion3
Undisclosed*
Fc Silent*
ITOS 20mg
BGNE 1800mg
Roche
Merck
Arcus

*Merck vibostolimab has yet to publicly show Treg depletion data; Arcus' domvanalimab is an Fc silent TIGIT and not capable of Treg depletion

1. iTeos AACR 2021
2. doi: 10.1136/jitc-2022-SITC2022.0768
3. doi: 10.1038/s41586-024-07121-9

6

GALAXIES Lung-201 Follow-Up Interim Analysis David Feltquate, MD Chief Medical Officer

GALAXIES Lung-201 - Phase 2 in 1L NSCLC

The largest TIGIT Phase 2 in PD-L1 high 1L NSCLC



R
Pembrolizumab 200mg Q3W
Dostarlimab 500mg Q3W
Dostarlimab 500mg + **Belrestotug** 100mg Q3W (Dose A)
Dostarlimab 500mg + **Belrestotug** 400mg Q3W (Dose B)
Dostarlimab 500mg + **Belrestotug** 1000mg Q3W (Dose C)
Dostarlimab + Belrestotug + Nelistotug (CD96)

iTEOS THERAPEUTICS
GSK
GALAXIES LUNG-201

Key

Ⓡ Subjects Randomization

Study Design

Estimated Enrollment 300

Status	Enrolling	**Objectives**	Evaluate belrestotug + dostarlimab safety, efficacy, PK/PD
Masking	Open label	**Primary Endpoint**	ORR
PDL1 Expression	≥50%	**Secondary Endpoint**	PFS, OS, DOR
Lines of Therapy	No prior systemic therapy	**Clinical Trials Listing**	NCT05565378
Delivery	IV Infusion		

NSCLC, non-small cell lung cancer; Q3W, every 3 weeks; ORR, overall response rate; PFS, progression free survival; OS, overall survival; DOR, duration of response

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Baseline Characteristics Were Balanced Across Arms, with a Few Notable Differences in TIGIT:PD-1 Doublet Arms

iTEOS THERAPEUTICS

Characteristic, n (%)	Dostarlimab N=32	A: Belrestotug 100 mg + dostarlimab N=30	B: Belrestotug 400 mg + dostarlimab N=32	C: Belrestotug 1000 mg + dostarlimab N=30
Male	**26 (81%)**	**18 (60%)**	**26 (81%)**	**16 (53%)**
Years of age, median (range)	69.0 (37–86)	68.5 (45–79)	67.0 (50–78)	68.0 (47–83)
Race				
White	24 (75%)	17 (61%)	18 (58%)	19 (70%)
Asian	5 (16%)	7 (25%)	10 (32%)	6 (22%)
ECOG PS[1] 1, n (%)	**11 (34%)**	**20 (67%)**	**16 (50%)**	**18 (60%)**
Stage III[1]	4 (12.5%)	7 (23.3%)	5 (15.6%)	3 (10%)
Stage IVa[1]	18 (56%)	8 (27%)	12 (38%)	17 (57%)
Stage IVb[1]	10 (31%)	15 (50%)	15 (47%)	10 (33%)
Squamous[2]	11 (34%)	11 (37%)	13 (41%)	9 (30%)
PD-L1 TPS ≥50%[3]	32 (100%)	30 (100%)	32 (100%)	29 (97%)[4]
Central PD-L1 TPS ≥90%[5]	12 (38%)	11 (37%)	12 (38%)	11 (37%)
Metastases at baseline				
Bone	**5 (16%)**	**7 (23%)**	**5 (16%)**	**4 (13%)**
Brain	**3 (9%)**	**4 (13%)**	**3 (9%)**	**3 (10%)**
Liver	**3 (9%)**	**6 (20%)**	**3 (9%)**	**0**

[1]At screening; [2]stratification factor; [3]PD-L1 high (TPS ≥50%) was determined locally or centrally by DAKO 22C3 or VENTANA SP263 assay; [4]one patient was enrolled with a PD-L1 <50%, a protocol deviation was noted; [5]PD-L1 TPS ≥90% was determined centrally using the VENTANA SP263 assay. ECOG PS, Eastern Cooperative Oncology Group performance status; PD-L1, programmed death ligand-1; TPS, tumour positive score.

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Clinically Meaningful ORR Observed at Every Dose vs Dostarlimab Monotherapy

Response measure in mITT	Dostarlimab N=32	A: Belrestotug 100 mg + dostarlimab N=30	B: Belrestotug 400 mg + dostarlimab N=32	C: Belrestotug 1000 mg + dostarlimab N=30
Median follow-up, months (range)[1]	7.0 (0.2–16.6)	8.5 (0.3–14.3)	8.5 (0.4–16.2)	6.7 (2.4–9.7)
ORR,[2,3] % n (95% CI)	**37.5%** n=12 (21.1–56.3)	**63.3%** n=19 (43.9–80.1)	**65.6%** n=21 (46.8–81.4)	**76.7%** n=23 (57.7–90.1)
Complete response, n (%)	0	0	0	0
Partial response, n (%)	12 (37.5%)	19 (63.3%)	21 (65.6%)	23 (76.7%)
Stable disease, n (%)	14 (43.8%)	5 (16.7%)	4 (12.5%)	5 (16.7%)
Progressive disease, n (%)	2 (6.3%)	4 (13.3%)	3 (9.4%)	2 (6.7%)
Not evaluable/no assessment,[4] n (%)	4 (12.5%)	2 (6.7%)	4 (12.5%)	0
Confirmed ORR,[3,5] % n (95% CI)	**28.1%** n=9 (13.7–46.7)	**60.0%** n=18 (40.6–77.3)	**59.4%** n=19 (40.6–76.3)	**63.3%** n=19 (43.9–80.1)

[1]As of data cut 7 Jun 2024, 65% of patients remained in ongoing follow-up; [2]unconfirmed ORR; [3]PD-L1 high (TPS ≥50%) was determined locally or centrally by DAKO 22C3 or VENTANA SP263 assay; [4]patients who only had "not evaluable" post-baseline assessments, those who had a best response of "not evaluable" per RECIST 1.1 by investigator assessment, or those where no post-baseline tumour assessment was performed; [5]complete or partial response confirmed by repeat imaging ≥4 weeks after response criteria first met. CI, confidence interval; mITT, modified intention-to-treat; ORR, objective response rate; PD-L1, programmed death ligand-1; RECIST, Response Evaluation Criteria in Solid Tumours; TPS, tumour positive score.

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Belrestotug + Dostarlimab Consistently Increased Depth of Response vs Dostarlimab Monotherapy Best Observed Response (Without Confirmation): PR SD PD 100 90 80 70 60 50 40 30 20 10 0 -10 -20 -30 -40 -50 -60 -70 -80 -90 -100 Maximum percentage change from baseline1 2 1 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Patients Dostarlimab (N=32) SD PD SD SD SD SD SD SD SD SD SD SD SD PD SD SD PR PR PR PR PR PR PR PR PR PR PR PR 100 90 80 70 60 50 40 30 20 10 0 -10 -20 -30 -40 -50 -60 -70 -80 -90 -100 Maximum percentage change from baseline1 2 1 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Patients A: Belrestotug 100 mg + dostarlimab (N=30) PD PD PD PD SD SD SD SD PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR SD 100 90 80 70 60 50 40 30 20 10 0 -10 -20 -30 -40 -50 -60 -70 -80 -90 -100 Maximum percentage change from baseline1 2 1 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 Patients B: Belrestotug 400 mg + dostarlimab (N=32) PD PD PD SD SD SD SD PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR 100 90 80 70 60 50 40 30 20 10 0 -10 -20 -30 -40 -50 -60 -70 -80 -90 -100 Maximum percentage change from baseline1 2 1 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 30 Patients C: Belrestotug 1000 mg + dostarlimab (N=30) PD PD SD SD SD SD SD PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR PR 28 29 PR PR 1Numerically lowest percent change from baseline that is on or prior to date of first radiological PD and start of follow-up anticancer therapy (excluding radiotherapy and surgery); patients without assessable post-baseline scans or where all baseline target lesions are not measured at subsequent visits are not included in figure; responses shown are per RECIST 1.1 by investigator assessment without confirmation. PD, progressive disease; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumours; SD, stable disease.

Consistent Deep Tumor Reduction with Ongoing Responses by Belrestotug + Dostarlimab vs Dostarlimab Monotherapy Ongoing – in follow-up Died Ongoing – on study treatment Withdrawn 1Investigator assessed percentage change from baseline per RECIST 1.1 by investigator assessment. RECIST, Response Evaluation Criteria in Solid Tumors. 32 Days 64 96 128 160 192 224 256 288 320 352 384 416 448 Dostarlimab (N=32) 80 60 40 20 0 -20 -40 -60 -80 -100 0 Percentage change from baseline1 32 Days 64 96 128 160 192 224 256 288 320 352 384 416 448 B: Belrestotug 400 mg + dostarlimab (N=32) 80 60 40 20 0 -20 -40 -60 -80 -100 0 Percentage change from baseline1 32 Days 64 96 128 160 192 224 256 288 320 352 384 416 448 A: Belrestotug 100 mg + dostarlimab (N=30) 80 60 40 20 0 -20 -40 -60 -80 -100 0 Percentage change from baseline1 32 Days 64 96 128 160 192 224 256 288 320 352 384 416 448 C: Belrestotug 1000 mg + dostarlimab (N=30) 80 60 40 20 0 -20 -40 -60 -80 -100 0 Percentage change from baseline1

Numerically Greater Reduction of ctDNA Associated with Belrestotug 400mg and 1000mg + Dostarlimab Cohorts 1000 700 500 300 200 100 0 -50 -80 -90 -95 -98 -100 ctDNA % change at Week 71 Dostarlimab (N=19) A: Belrestotug 100 mg + dostarlimab (N=18) B: Belrestotug 400 mg + dostarlimab (N=22) C: Belrestotug 1000 mg + dostarlimab (N=20) Kruskal-Wallis, p=0.073 Molecular response threshold2 1Mean variant allele frequency change from baseline to Week 7; 2molecular response threshold defined as having at least 50% reduction of ctDNA levels. Responses shown are per RECIST 1.1 by investigator assessment without confirmation. ctDNA, circulating tumour DNA; PD, progressive disease; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumours; SD, stable disease. Best Observed Response (Without Confirmation): PR SD PD Molecular Response Rate (>-50% from Baseline) Median ctDNA % Change -65% 11/19 (58%) -55% 9/18 (50%) -94% 15/22 (68%) -97% 18/20 (90%)

Belrestotug + Dostarlimab Is Broadly Consistent with Known Safety Profile of Checkpoint Inhibitor Combinations

iTEOS THERAPEUTICS

Increase in immune-related adverse events with belrestotug + dostarlimab vs dostarlimab

Event, n (%)	Dostarlimab (N=32)	A: Belrestotug 100 mg + dostarlimab (N=30)	B: Belrestotug 400 mg + dostarlimab (N=32)	C: Belrestotug 1000 mg + dostarlimab (N=30)
TEAE	29 (91%)	29 (97%)	31 (97%)	30 (100%)
Grade 3+ TEAE	14 (44%)	19 (63%)	16 (50%)	16 (53%)
TRAE	19 (59%)	24 (80%)	27 (84%)	29 (97%)
Grade 3+ TRAE	5 (16%)	10 (33%)	7 (22%)	13 (43%)
Serious TRAE	3 (9%)	10 (33%)	8 (25%)	11 (37%)
Grade 5 serious TRAE	0	2 (7%)	1 (3%)	0
TRAE leading to discontinuation	2 (6%)	7 (23%)	5 (16%)	12 (40%)
Grade 1/2 TR-irAE leading to discontinuation	0 (0%)	2 (7%)	3 (10%)	2 (7%)
TR-irAE[1]	6 (19%)	20 (67%)	18 (56%)	22 (73%)
Grade 3+ TR-irAE	4 (13%)	9 (30%)	5 (16%)	11 (37%)
Infusion-related reactions[2]	4 (13%)	8 (27%)	3 (9%)	7 (23%)

- The most common TRAEs overall (≥15%) were skin and subcutaneous tissue disorders (50%) and endocrine disorders (26%)
- The most common TEAEs leading to discontinuation were skin and subcutaneous tissue disorders (6%) and respiratory, thoracic and mediastinal disorders (6%)
- Fatal serious TRAEs include immune-mediated pneumonitis (N=1), immune-mediated hepatitis (N=1) and immune-mediated myocarditis (N=1)

[1]Immune-related AEs are events of potential immunologic aetiology, including irAEs; irAEs are identified as any Grade 2+ AEs (or AEs of unknown grade) based on a prespecified search list of preferred terms using the most recent MedDRA version identified by a custom MedDRA query (CMQ) using GSK Terms of Interest codes; [2]infusion-related reactions are drug component–related AEs which occurred ≤1 day after drug component infusion and are identified based on a prespecified search list of preferred terms and most recent MedDRA version. AE, adverse event; irAE, immune-related AE; MedDRA, Medical Dictionary for Regulatory Activities; TEAE, treatment-emergent adverse event; TR, treatment-related; TRAE, treatment-related treatment-emergent adverse event.

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Belrestotug + Dostarlimab Is Broadly Consistent with Known Safety Profile of Checkpoint Inhibitor Combinations

iTEOS THERAPEUTICS

Most common TR-irAE were skin and subcutaneous tissue disorders

Event, n (%)	Dostarlimab N=32	A: Belrestotug 100 mg + dostarlimab (N=30)	B: Belrestotug 400 mg + dostarlimab (N=32)	C: Belrestotug 1000 mg + dostarlimab (N=30)
TR-irAE[1] by preferred terms (≥10% incidence in any cohort[2]), Grade 2+ Grade 3+				
Immune-mediated dermatitis	0 0	5 (17%) 1 (3%)	0 0	6 (20%) 3 (10%)
Pruritus	0 0	3 (10%) 0	5 (16%) 0	4 (13%) 0
Rash	0 0	2 (7%) 0	4 (13%) 0	2 (7%) 1 (3%)
Immune-mediated hypothyroidism	1 (3%) 0	1 (3%) 0	3 (9%) 0	4 (13%) 0
ALT increase	1 (3%) 1 (3%)	3 (10%) 2 (7%)	0 0	1 (3%) 1 (3%)
Immune-mediated lung disease	0 0	1 (3%) 0	1 (3%) 0	3 (10%) 1 (3%)
Immune-mediated myocarditis	0 0	1 (3%) 1 (3%)	0 0	3 (10%) 1 (3%)

- The majority of Grade 2+ irAEs were skin and subcutaneous tissue disorders across all combination cohorts and were considered generally manageable with steroids (topical or oral). Adaptions to skin toxicity management are ongoing.
- Immune-mediated lung disease and myocarditis were more frequent in the belrestotug 1000 mg + dostarlimab cohort

[1]Immune-related AEs are events of potential immunologic aetiology, including irAEs; irAEs are identified as any Grade 2+ AEs (or AEs of unknown grade) based on a prespecified search list of preferred terms using the most recent MedDRA version identified by a custom MedDRA query (CMQ) using GSK Terms of Interest codes; [2]infusion-related reactions are drug component–related AEs which occurred ≤1 day after drug component infusion and are identified based on a prespecified search list of preferred terms and most recent MedDRA version. AE, adverse event; irAE, immune-related AE; MedDRA, Medical Dictionary for Regulatory Activities; TEAE, treatment-emergent adverse event; TR, treatment-related; TRAE, treatment-related treatment-emergent adverse event.

15

Closing Remarks Michel Detheux, PhD Chief Executive Officer & President

GALAXIES Lung-301 - Phase 3 in 1L NSCLC



Dostarlimab + Belrestotug
Pembrolizumab + Placebo

Key

Ⓡ Subjects Randomization

Study Design

Estimated Enrollment 1,000

Status	Enrolling
Masking	Double-blind
PDL1 Expression	≥50%
Lines of Therapy	No prior systemic therapy
Delivery	IV Infusion

Objectives	Evaluate belrestotug + dostarlimab safety, efficacy vs placebo + pembrolizumab
Primary Endpoint	PFS, OS
Secondary Endpoint	ORR, MRR, DOR

NSCLC, non-small cell lung cancer; PFS, progression free survival; OS, overall survival; ORR, overall response rate; MRR, molecular response rate; DOR, duration of response

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Deep Responses with Generally Manageable Safety Profile Observed with Belrestotug + Dostarlimab

~60% cORR at every dose of belrestotug + dostarlimab vs ~28% for dostarlimab

>30% cORR difference observed at every dose of belrestotug + dostarlimab vs dostarlimab

Numerically Greater ctDNA Reduction Observed by belrestotug 400mg and 1000mg + dostarlimab cohorts vs dostarlimab

Generally Manageable IRAEs Belrestotug + dostarlimab safety profile broadly consistent with IO combinations

Next Steps

GALAXIES Lung-201:

Longer-term follow-up data in 2025

GALAXIES Lung-301:

Enrolling

18

Upcoming TIGIT 2024 + 2025 Catalyst Calendar *Pro forma cash, cash equivalents and short-term investments NSCLC, non-small cell lung cancer; HNSCC, head and neck squamous cell carcinoma; ENT1, Equilibrative Nucleoside Transporter 1; MoA, Mechanism of Action ~$714M As of June 30, 2024 Runway through 2027 Pro forma cash, cash equivalents and short-term investments Funded Through Significant Milestones 2024 1L NSCLC (Phase 2 GALAXIES LUNG-201 - ORR) 1L HNSCC (Phase 2 TIG-006 + GALAXIES H&N-202 data) 1L NSCLC (Phase 2 GALAXIES LUNG-201) 2025

Cancer Immunotherapies by design™ Nasdaq: ITOS         September 2024